Exhibit 10.21

EXECUTION COPY

GUARANTY

dated as of

October 28, 2008

among

SKY ACQUISITION LLC,

as Holdings,

CERTAIN SUBSIDIARIES OF SKY ACQUISTION LLC IDENTIFIED HEREIN

and

BANK OF AMERICA, N.A.,

as Administrative Agent and Collateral Agent

ii

GUARANTY, dated as of October 28, 2008, among SKY ACQUISITION LLC, a Delaware limited liability company (“Holdings”), certain subsidiaries of Holdings from time to time party hereto and BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent.

Reference is made to the Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, SKY MERGER SUB CORPORATION (“Merger Sub” and, prior to the Merger (as defined below), the “Lead Borrower”), a Delaware corporation to be merged with and into APRIA HEALTHCARE GROUP INC., a Delaware corporation (the “Company” and, after the Merger, the “Lead Borrower”), the other Borrowers from time to time party thereto (together with the Lead Borrower, the “Borrowers”), BANK OF AMERICA, N.A., as Administrative Agent, Swingline Lender, L/C Issuer and Collateral Agent, the other agents party thereto and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Each Guarantor (as defined below) is an affiliate of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

Article I.

Definitions

Section 1.1. Credit Agreement.

(a)	Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b)	The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 1.2. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” means this Guaranty.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Guarantor” means Holdings, any Intermediate Holding Company, each Restricted Subsidiary of Holdings (other than each Borrower solely to the extent of its own Borrowings and any Excluded Subsidiary) that is a wholly-owned Material Domestic Subsidiary and each party that becomes a party to this Agreement after the Closing Date.

“Guaranty Parties” means, collectively, the Borrowers and each Guarantor.

“Guaranty Supplement” means an instrument in the form of Exhibit A hereto.

“Holdings” has the meaning assigned to such term in the preliminary statement of this Agreement.

Article II.

Guaranty

Section 2.1. Guaranty. Each Guarantor absolutely, irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Finance Obligations. Each of the Guarantors further agrees that the Finance Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Finance Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrowers or any other Guaranty Party of any of the Finance Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

Section 2.2. Guaranty of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Finance Obligations, or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrowers or any other Person.

Section 2.3. No Limitations.

(a)

Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 4.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Finance Obligations, or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Finance Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Finance Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Collateral Agent or any other Secured Party for the Finance Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Finance Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity

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(other than the indefeasible payment in full in cash of all the Finance Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Finance Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Finance Obligations, all without affecting the obligations of any Guarantor hereunder.

(b)	To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrowers or any other Guaranty Party or the unenforceability of the Finance Obligations, or any part thereof from any cause, or the cessation from any cause of the liability of the Borrowers or any other Guaranty Party, other than the indefeasible payment in full in cash of all the Finance Obligations. The Administrative Agent and the other Secured Parties may in accordance with the terms of the Collateral Documents, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Finance Obligations, make any other accommodation with the Borrowers or any other Guaranty Party or exercise any other right or remedy available to them against the Borrowers or any other Guaranty Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Finance Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrowers or any other Guaranty Party, as the case may be, or any security.

(c)	Each Subsidiary Guarantor, and by its acceptance of this Agreement, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Agreement and the Finance Obligations of each Subsidiary Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code of the United States, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Finance Obligations of each Subsidiary Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Finance Obligations of each Subsidiary Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Finance Obligations of such Subsidiary Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

(d)	Each Guarantor acknowledges that it will receive indirect benefits from the financing arrangements contemplated by the Finance Documents and that the waivers set forth in this Agreement are knowingly made in contemplation of such benefits.

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Section 2.4. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Finance Obligation, is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy, insolvency or reorganization of any of the Borrowers, any other Guaranty Party or otherwise.

Section 2.5. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any of the Borrowers or any other Guaranty Party to pay any Finance Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the Secured Parties in cash the amount of such unpaid Finance Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against any of the Borrowers or any other Guaranty Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

Section 2.6. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers’ and each other Guaranty Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Finance Obligations, and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

Article III.

Indemnity, Subrogation and Subordination

Section 3.1. Waiver of Contribution and Subrogation. Each Guarantor Party hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against any other Guaranty Party that arise from the existence, payment, performance or enforcement of such Guarantor’s Finance Obligations under or in respect of this Guaranty or any other Finance Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Borrowers, any other Guaranty Party or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrowers or any other Guaranty Party, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Finance Obligations (other than contingent indemnity obligations for then unasserted claims) and all other amounts payable under this Agreement shall have been paid in full, all Letters of Credit, all Secured Hedge Agreements and all Secured Cash Management Agreements shall have expired or been terminated and the Commitments shall have expired or been terminated.

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Section 3.2. Subordination. Each Guarantor Party hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Collateral Agent all Indebtedness owed by it to any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Finance Obligations.

Article IV.

Miscellaneous

Section 4.1. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrowers as provided in Section 10.02 of the Credit Agreement.

Section 4.2. Waivers; Amendment.

(a)	No failure or delay by the Administrative Agent, any other Agent, or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, any other Agent, and the Lenders hereunder and under the other Loan Documents and the rights and remedies of the other Secured Parties under the other Finance Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guaranty Party therefrom shall in any event be effective unless the same shall be permitted by clause (b) of this Section 4.2, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any other Agent, or any Lender may have had notice or knowledge of such Default at the time. No notice or demand on any Guaranty Party in any case shall entitle any Guaranty Party to any other or further notice or demand in similar or other circumstances.

(b)	Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Guaranty Party or Guaranty Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

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Section 4.3. Administrative Agent’s Fees and Expenses; Indemnification.

(a)	The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement.

(b)	Without limitation of its indemnification obligations under the other Loan Documents, the Guarantors agree to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 10.04(b) of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and reasonably related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee, or (y) a claim brought by any Borrower or Guaranty Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder, if such Borrower or Guaranty Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c)	Any such amounts payable as provided hereunder shall be additional Finance Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Finance Document, the consummation of the transactions contemplated hereby, the repayment of any of the Finance Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Finance Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 4.03 shall be payable within 10 days of written demand therefor.

Section 4.4. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns, except that neither the Lead Borrower nor any other Guaranty Party may assign or otherwise transfer any of its rights or obligations hereunder except as otherwise permitted by this Agreement or the Credit Agreement without the prior written consent of the Administrative Agent.

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Section 4.5. Survival of Agreement. All covenants, agreements, representations and warranties made by the Guaranty Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that any Senior Credit Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

Section 4.6. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Guaranty Party when a counterpart hereof executed on behalf of such Guaranty Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guaranty Party and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Guaranty Party, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that no Guaranty Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as otherwise permitted by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Guaranty Party and may be amended, modified, supplemented, waived or released with respect to any Guaranty Party without the approval of any other Guaranty Party and without affecting the obligations of any other Guaranty Party hereunder.

Section 4.7. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 4.8. Right of Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates is authorized at any time and from time to time, without prior notice to the Borrowers or any other Guaranty Party, any such notice being waived by the Borrowers and each Guaranty Party to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates to or for the credit or the

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account of the respective Guaranty Parties against any and all obligations owing to such Lender and its Affiliates hereunder, now or hereafter existing, irrespective of whether or not such Lender or Affiliate shall have made demand under this Agreement and although such obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Each Lender agrees promptly to notify the Borrowers and the Administrative Agent after any such setoff and application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 4.08 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent and such Lender may have.

Section 4.9. Governing Law; Jurisdiction; Consent to Service of Process.

(a)	THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

(b)	ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR AND THE ADMINISTRATIVE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO.

Section 4.10. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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Section 4.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 4.12. Security Interest Absolute. All rights of the Administrative Agent hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Finance Document, any agreement with respect to any of the Finance Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Finance Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Finance Document, any other agreement or instrument, (c) any release or amendment or waiver of or consent under or departure from any guarantee guaranteeing all or any of the Finance Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Finance Obligations or this Agreement.

Section 4.13. Termination or Release.

(a)	This Agreement and the Guaranties made herein shall terminate with respect to all Finance Obligations (other than contingent indemnification obligations not yet accrued and payable) when (i) the Revolving Credit Commitments have expired or been terminated, (ii) the principal of and interest on each Loan (including Swing Line Loans) and all fees and other Finance Obligations (other than contingent indemnity obligations and the Other Liabilities) shall have been paid in full, (iii) all Letters of Credit shall have expired or terminated (or been cash collateralized or backstopped in an amount equal to 101.5% of the outstanding Letters of Credit or in respect of which other arrangements reasonably satisfactory to the Administrative Agent and L/C Issuers have been made) and (iv) all outstanding Letters of Credit have been reduced to zero (or cash collateralized or backstopped in an amount equal to 101.5% of the outstanding Letters of Credit or in respect of which other arrangements reasonably satisfactory to the Administrative Agent and L/C Issuers have been made).

(b)	A Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction or designation permitted by the Credit Agreement as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Lead Borrower or is designated as an Unrestricted Subsidiary of Holdings; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c)

In connection with any termination or release pursuant to paragraphs (a) or (b), the Administrative Agent shall execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request

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to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 4.13 shall be without recourse to or warranty by the Administrative Agent.

(d)	A Guarantor (other than Holdings and any Intermediate Holding Company) shall automatically be released from its obligations hereunder if such Guarantor ceases to be a Material Domestic Subsidiary pursuant to the terms of the Credit Agreement.

Section 4.14. Additional Guarantors. Pursuant to Section 6.11 of the Credit Agreement, any Intermediate Holding Company and certain Restricted Subsidiaries of Holdings that were not in existence or not Restricted Subsidiaries on the date of the Credit Agreement are required to enter in this Agreement as Guarantors upon becoming an Intermediate Holding Company or Restricted Subsidiary, as the case may be. Upon execution and delivery by the Administrative Agent and an Intermediate Holding Company or a Restricted Subsidiary, as the case may be, of a Guaranty Supplement, such Intermediate Holding Company or Restricted Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guaranty Party hereunder. The rights and obligations of each Guaranty Party hereunder shall remain in full force and effect notwithstanding the addition of any new Guaranty Party as a party to this Agreement.

Section 4.15. Intercreditor Agreement. Reference is made to the Intercreditor Agreement. Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable Term Debt Security Documents (as defined therein). In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SKY ACQUISITION LLC

By:	/s/ Michael Dal Bello
	Name:	Michael dal Bello
Title:

SKY MERGER SUB CORPORATION

By:	/s/ Michael Dal Bello
	Name:	Michael dal Bello
Title:

[Signature Page to the ABL Guaranty]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

APRIA HEALTHCARE GROUP INC. APRIA HEALTHCARE, INC. APRIACARE MANAGEMENT SYSTEMS, INC. APRIADIRECT.COM, INC. APRIA HEALTHCARE OF NEW YORK STATE, INC. CORAM, INC.

By:	/s/ Robert S. Holcombe
	Name:	Robert S. Holcombe
	Title:	Executive Vice President
General Counsel and Secretary

[Signature Page to the ABL Guaranty]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

CORAM CLINICAL TRIALS, INC.

T2 MEDICAL, INC.

CORAM SPECIALTY INFUSION SERVICES, INC.

CORAM HEALTHCARE CORPORATION OF ALABAMA

CORAM HEALTHCARE CORPORATION OF FLORIDA

CORAM HEALTHCARE CORPORATION OF GREATER D.C.

CORAM HEALTHCARE CORPORATION OF GREATER NEW YORK

CORAM HEALTHCARE CORPORATION OF INDIANA

CORAM HEALTHCARE CORPORATION OF MICHIGAN

CORAM HEALTHCARE CORPORATION OF MISSISSIPPI

CORAM HEALTHCARE CORPORATION OF NEVADA

CORAM HEALTHCARE CORPORATION OF NORTHERN CALIFORNIA

CORAM HEALTHCARE CORPORATION OF SOUTH CAROLINA

CORAM HEALTHCARE CORPORATION OF SOUTHERN CALIFORNIA

CORAM HEALTHCARE CORPORATION OF SOUTHERN FLORIDA

CORAM HOMECARE OF MINNESOTA, INC.

CORAM ALTERNATE SITE SERVICES, INC.

CORAM HEALTHCARE CORPORATION OF MASSACHUSETTS

CORAM HEALTHCARE CORPORATION OF NEW YORK

CORAM HEALTHCARE CORPORATION OF NORTH TEXAS

CORAM HEALTHCARE CORPORATION OF UTAH

CORAMRX, LLC

CORAM HEALTHCARE OF WYOMING, L.L.C.

HEALTHINFUSION, INC.

H.M.S.S., INC.

CORAM SERVICE CORPORATION

By:	/s/ Michael E. Dell
	Name:	Michael E. Dell
	Title:	V.P., General Counsel & Secretary

[Signature Page to the ABL Guaranty]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

BANK OF AMERICA, N.A.

By:	/s/ Michael Lemiszko
	Name:	Michael Lemiszko
	Title:	Senior Vice President

[Signature Page to the ABL Guaranty]

Exhibit A to the

Guaranty Agreement

SUPPLEMENT NO.      (the “Guaranty Supplement”) dated as of [                    ], to the Guaranty dated as of October 28, 2008, among SKY ACQUISITION LLC, a Delaware limited liability company (“Holdings”), certain subsidiaries of Holdings from time to time party hereto and BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent.

A. Reference is made to the Credit Agreement dated as of October 28, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SKY MERGER SUB CORPORATION (“Merger Sub” and, prior to the Merger (as defined below), the “Lead Borrower”), a Delaware corporation to be merged with and into APRIA HEALTHCARE GROUP INC., a Delaware corporation (the “Company” and, after the Merger, the “Lead Borrower”), the other Borrowers from time to time party thereto, Holdings, BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent, the other agents party thereto and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guaranty referred to therein.

C. The Guarantors have entered into the Guaranty in order to induce the Lenders to make Loans. Section 4.14 of the Guaranty provides that any Intermediate Holding Company and certain Restricted Subsidiaries of Holdings that were not in existence or not Restricted Subsidiaries on the date of the Credit Agreement are required (pursuant to the terms of the Credit Agreement), to become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Guaranty Supplement. The undersigned Intermediate Holding Company or Subsidiary of Holdings (the “New Guarantor”) is executing this Guaranty Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Administrative Agent and the New Guarantor agree as follows:

SECTION 1. Obligations under the Guaranty. In accordance with Section 4.14 of the Guaranty, the New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Guaranty shall be deemed to include the New Guarantor and each reference in the Credit Agreement and any other Finance Document to a “Guarantor”, “Subsidiary Guarantor” or a “Loan Party” shall also be deemed to include the New Guarantor. The Guaranty is hereby incorporated herein by reference.

SECTION 2. Representations and Warranties. The New Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that this Guaranty Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. Execution and Delivery. This Guaranty Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Guaranty Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Guaranty Supplement that bears the signature of the New Guarantor and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Guaranty Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Guaranty Supplement.

SECTION 4. Affirmation. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

SECTION 5. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc..

(a) THIS GUARANTY SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY SUPPLEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY SUPPLEMENT, EACH GUARANTOR AND THE ADMINISTRATIVE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY SUPPLEMENT OR OTHER DOCUMENT RELATED THERETO.

(c) EACH PARTY TO THIS GUARANTY SUPPLEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY SUPPLEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND

CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY SUPPLEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 5(C) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 6. Severability. In case any one or more of the provisions contained in this Guaranty Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. Notice. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guaranty.

SECTION 8. Reimbursement. The New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Guaranty Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Guaranty Supplement as of the date first above written.

[New Guarantor]

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title: